Exhibit 99.1

CURLEY AND ASSOCIATES, LLC

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

TABLE OF CONTENTS

Independent Auditor’s Report	3

Financial Statements:

Balance Sheets at December 31, 2003 and December 31, 2002	4

Statements of Operations and Members’ Equity for the years ended December 31, 2003 and 2002	5

Statements of Cash Flows for the years ended December 31, 2003 and 2002	6

Notes to Financial Statements	7-9

Unaudited Financial Statements

Balance Sheets as of March 31, 2004 and March 31, 2004	3

Statement of Operations for the three months ended March 31, 2004 and March 31, 2003	3

Statement of Cash Plans for the three months ended March 31, 2004 and 2003	3

Notes to Financial Statements	3

Michael I. Daszkal, CPA, P.A.	2401 N.W. Boca Raton Boulevard
Jeffrey A. Bolton, CPA, P.A.	Boca Raton, FL 33431
Timothy R. Devlin, CPA, P.A.	t: 561.367.1040
Michael S. Kridel, CPA, P.A.	f: 561.750.3236
Marjorie A. Horwin, CPA, P.A.	www.daszkalbolton.com
Patrick D. Heyn, CPA, P.A.
Gary R. McConnell, CPA, P.A.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders

Curley and Associates, LLC

We have audited the accompanying balance sheets of Curley and Associates, LLC (“CurleyMed”) as of December 31, 2003 and December 31, 2002, and the related statements of operations and changes in member’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CurleyMed at December 31, 2003 and December 31, 2002, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DASZKAL BOLTON LLP

Boca Raton, Florida
August 6, 2004

Member of American Institute of Certified Public Accountants -SEC and Private Companies Practice Sections	Member Affiliated Offices Worldwide

CURLEY AND ASSOCIATES, LLC

BALANCE SHEETS

	December 31, 2003	December 31, 2002
ASSETS
Current assets:
Cash and cash equivalents	$90,151	$667,004
Accounts receivable	458,302	938,090
Notes receivable, employees	3,200	975
Loan receivable - related party	329,543	5,986
Deposits and prepaid expenses	39,173	80,476

Total current assets	920,369	1,692,531

Property, plant and equipment, net	65,622	61,409

Investments	47,500	147,500

Total assets	$1,033,491	$1,901,440

LIABILITIES AND MEMBERS’ EQUITY

Commitments and contingencies

Current liabilities:
Accounts payable	$18,004	$28,998
Accrued liabilities	42,423	135,774
Line of credit	200,000	—

Total current liabilities	260,427	164,772

Total members’ equity	773,064	1,736,668

Total liabilities and members’ equity	$1,033,491	$1,901,440

See accompanying notes to financial statements.

CURLEY AND ASSOCIATES, LLC

STATEMENTS OF OPERATIONS AND CHANGES IN MEMBERS’ EQUITY

	December 31, 2003	December 31, 2002
Sales	$5,849,249	$7,919,916

Cost of sales	3,813,599	4,925,943

Gross profit	2,035,650	2,993,973

Selling, marketing, general and administrative expenses	2,743,665	2,093,781

Operating income (loss)	(708,015)	900,192

Other income (expense):
Interest income	512	2,486
Other income (expense)	15,486	(8,816)

	15,998	(6,330)

Net income (loss)	(692,017)	893,862

Members’ equity - beginning of year	1,736,668	1,057,106

Members’ distributions	(271,587)	(214,300)

Members’ equity - end of year	$773,064	$1,736,668

See accompanying notes to financial statements.

CURLEY AND ASSOCIATES, LLC

STATEMENTS OF CASH FLOWS

	December 31, 2003	December 31, 2002
Cash flows from operating activities:
Net income (loss)	$(692,017)	$893,862
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation of property, plant and equipment	11,539	5,729
(Increase) decrease in:
Accounts receivable	479,788	(57,818)
Notes receivable, employees	(2,225)	(975)
Deposits and prepaid expenses	41,303	(29,663)
Increase (decrease) in:
Accounts payable	(10,994)	8,990
Accrued liabilities	(93,351)	26,372

Net cash provided by (used in) operating activities	(265,957)	846,497

Cash flows from investing activities:
Purchases of property, plant and equipment	(15,752)	(43,782)
Purchase of investments	—	(147,500)
Distribution from partnership	100,000	—

Net cash provided by (used in) investing activities:	84,248	(191,282)

Cash flows from financing activities:
Proceeds from line of credit	$200,000	$—
Advance to related party	(323,557)	(986)
Distributions to Members’	(271,587)	(214,300)

Net cash used in financing activities	(395,144)	(215,286)

Net increase (decrease) in cash and cash equivalents	$(576,853)	$439,929
Cash and cash equivalents, beginning of year	667,004	227,075

Cash and cash equivalents, end of year	$90,151	$667,004

Supplementary disclosure of cash activities:
Cash paid for interest	$1,270	$—

Cash paid for income taxes	$—	$—

See accompanying notes to financial statements.

CURLEY AND ASSOCIATES, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

Curley and Associates, LLC (the “Company”) was incorporated in the state of Florida on October 12, 2000. The Company places medical professionals on either an hourly or permanent consulting basis and charges their clients a fee for this service.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all investments purchased with an original maturity of less than three months to be cash equivalents. As at December 31, 2003 and 2002 the Company had no cash equivalents.

Revenue Recognition and Accounts Receivable

The Company recognizes revenue on service contracts as services are performed.

Property, Plant and Equipment

Property, plant and equipment is carried at cost. Depreciation is computed using the straight line method. The Company uses the following estimated lives to calculated depreciation expense:

Software	3 years
Computer equipment	5 years
Furniture and fixtures	7 years

Advertising

The Company expenses advertising costs as incurred. The Company incurred advertising expenses of approximately $79,838 and $71,228 during the years ended December 31, 2003 and 2002, respectively. These amounts are included in selling, marketing, general and administrative expenses.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Pronouncements

In May 2003, the FASB issued SFAS No. 150, ‘Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity’. SFAS 150 requires that certain financial instruments, which under previous guidance were accounted for as equity, must now be accounted for as liabilities. The financial instruments affected include mandatorily redeemable stock, certain financial instruments that require, or may require, the issuer to buy back some of its shares in exchange for cash, or other assets and certain obligations that can be settled with shares of stock. SFAS 150 is effective for all financial instruments entered into or modified after May 31, 2003, otherwise, it will become effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 will not have a material impact on the Company’s results of operations or financial position.

CURLEY AND ASSOCIATES, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (continued)

New Pronouncements, (continued)

In November 2002, the FASB issued the FASB Interpretation No. 45, ‘Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others’ (“FIN 45”), which clarifies the requirements for a guarantor’s accounting and disclosures of certain guarantees issued and outstanding. This interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at its inception of guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor’s fiscal year-end. The disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of FIN 45 did not have a material impact on the Company’s consolidated results of operations or financial position.

NOTE 3 - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consist of the following at December 31:

	2003	2002
Computers and equipment	$61,893	$52,538
Software	12,000	12,000
Furniture and fixtures	10,353	3,956

	84,246	68,494
Less: accumulated depreciation	(18,624)	(7,085)

	$65,622	$61,409

Depreciation expense for the years ended December 31, 2003 and 2002 was $11,539 and $5,729 respectively.

NOTE 4 - INVESTMENTS

The Company held two investments in partnerships during 2003 and 2002, which were carried at cost. During 2003, a distribution of $100,000 from one of the partnership investments was received.

NOTE 5 - LEASE OBLIGATIONS

The Company leases premises, automobiles and operating equipment under operating lease agreements with unrelated parties. Future minimum rental commitments under these noncancellable operating leases are as follows:

Rental expense of approximately $68,282 and $62,444 was incurred in connection with these leases in 2003 and 2002, respectively.

For the Year Ending December 31,
2004	$67,820
2005	8,508

Total minimum rental commitment	$76,328

CURLEY AND ASSOCIATES, LLC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - INCOME TAXES

As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership. Therefore, no provision or liability has been included in the financial statements.

NOTE 7 - CONCENTRATIONS

Credit Risk

The Company maintains its cash in a bank deposit account, which at times may exceed federally insured limits. The accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. At December 31, 2003 and 2002, the Company had approximately $202,140 and $0, respectively, in excess of FDIC insured limits. The Company has not experienced any losses in such accounts.

Sales Concentration

In 2003 one customer accounted for 11% of sales.

In 2003 and 2002, one customer accounted for 12% of accounts receivables.

NOTE 8 - RELATED PARTY

At December 31, 2003 and 2002, entities owned by the shareholders have been advanced $329,543 and $5,986, respectively, by the Company in order to fund the acquisition of a new site for future operations. These loans are represented by two separate notes which are due on demand and non-interest bearing.

The Company paid a management fee of $636,670 to an entity owned 100% by the members of Curley and Associates LLC.

NOTE 9 - LINE OF CREDIT

During 2003, the Company borrowed $200,000 on a line of credit. The line of credit bears interest at prime minus 0.25% (3.75% at December 31, 2003), is due on demand and is secured by all the assets of the Company. Both members of the LLC have personally guaranteed the debt.

NOTE 10 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of cash and cash equivalents, accounts receivable, loan and notes receivable, accounts payable, accrued liabilities and short term debt approximate their fair value because of the short maturity of these financial instruments.

NOTE 11 - SUBSEQUENT EVENT - ASSET PURCHASE AGREEMENT WITH WORLD HEALTH ALTERNATIVES, INC.

Effective June 1, 2004, World Health Alternatives, Inc. (“WHAI”) acquired selected assets (primarily fixed assets) and assumed selected liabilities of Curley and Associates, LLC.

The terms of the asset purchase included a $200,000 cash payment at closing, an $800,000 short-term promissory note, a $525,000 eighteen month promissory note and 662,025 shares of WHAI’s restricted common stock valued at $2.42 per share. Additionally, the owners of the Company will receive contingent payments in the form of an earnout equal to the greater of 25% of the gross profit in 2004, 2005 and 2006 in excess of the 2003 actual gross profit or 50% of the net income in 2004, 2005 and 2006 in excess of the 2003 actual net income.

Basis of Presentation

The accompanying financial statements of the Curley and Associates, LLC are unaudited and have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. However, in the opinion of management, they include all adjustments necessary for a fair presentation of financial position and results of operations. All adjustments made during the three months ended March 31, 2004 and 2003 were of a normal and recurring nature. The amounts presented for the three months ended March 31, 2004 and 2003 are not necessarily indicative of results to be expected for any other interim period or for the entire fiscal year. Additional information is contained in the Audited Financial Statements for Curley and Associates, LLC for the year ended December 31, 2003 and 2002 should be read in conjunction with these interim financial statements.

CURLEY AND ASSOCIATES, LLC

BALANCE SHEETS

MARCH 31, 2004 and 2003

UNAUDITED

	MARCH 31, 2004	MARCH 31, 2003
Cash	$114,004	$673,580
Receivables	360,149	654,589
Loan from related party	225,294	—
Notes receivable	3,200	10,975

Total current assets	702,647	1,339,144

Net fixed assets	109,160	180,586

Other assets	16,861	23,172

Investments	44,082	134,608

	$872,750	$1,677,510

Payables	$1,005	$2,051
Loan from related party	11,885	11,885
Accrued liabilities	2,796	8,713

Total current liabilities	15,686	22,649

Members’ equity	857,064	1,654,861

	$872,750	$1,677,510

See notes to financial statements

CURLEY AND ASSOCIATES, LLC

STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2004 and 2003

UNAUDITED

	MARCH 31, 2004	MARCH 31, 2003
Sales	$1,349,803	$2,395,491

Cost of sales	785,857	1,213,904

Gross profit	563,946	1,181,587

Selling, general & administrative	293,254	660,718

Income from operations	270,692	520,869

Other income (expenses):

Interest expense	(3,000)	—
Interest and other income	—	470

	(3,000)	470

Income before income taxes	267,692	521,339

Income tax provision	—	—

Net income	$267,692	$521,339

See notes to financial statements

CURLEY AND ASSOCIATES, LLC

STATEMENT OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2004 and 2003

UNAUDITED

	For the Three Months Ended March 30,
	2004	2003
Cash Flows from Operating Activities:
Net income	$267,692	$521,339
Adjustments to Reconcile Net (Loss) to Net Cash used used in Operating Activities:
Depreciation and amortization	818	745
Changes in Assets and Liabilities Other than Cash:
(Increase) decrease in:
Accounts receivable	98,153	283,501
Prepaid expenses	39,173	80,476
Increase (decrease) in:
Accounts payable	(16,999)	(26,947)
Accrued liabilities	(39,627)	(127,061)

	80,700	209,969

Net Cash Provided by Operating Activities	349,210	732,053

Cash Flows from Investing Activities:
Purchase of property, plant and equipment	(44,356)	(119,922)
Increase in other assets	(16,861)	(23,172)
Proceeds from sale of investments	3,418	12,892

Net Cash Used by Investing Activities	(57,799)	(130,202)

Cash Flows from Financing Activities:
Payment of note payable	(200,000)	(10,000)
Increase in loans from related parties	116,134	17,871
Distributions to members	(183,692)	(603,146)

Net Cash Used by Financing Activities	(267,558)	(595,275)

Net Increase (Decrease) in Cash	23,853	6,576
Cash, Beginning of Period	90,151	667,004

Cash, End of Period	$114,004	$673,580

Supplementary disclosures of cash activities:
Cash Paid for Interest	$3,000	$—

Cash Paid for Income Taxes	$—	$—